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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2001

                              RAIT Investment Trust
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             (Exact name of registrant as specified in its charter)


     Maryland                       1-14760                 23-2919819
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(State of incorporation           (Commission           (I.R.S. Employer
 or organization)                 File Number)          Identification No.)


             1818 Walnut Street, 28th Floor, Philadelphia, PA 19103
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              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including are code       (215) 861-7900
                                                   ------------------------


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Item 5   Other Events

         On December 18, 2001, the Company entered into an Underwriting Agreement (the "Underwriting Agreement") with Friedman, Billings, Ramsey & Co., Inc., U.S. Bancorp Piper Jaffray Inc. and Stifel, Nicolaus & Company, Incorporated for the sale of 2,500,000 common shares of beneficial interest, plus up to 375,000 additional shares to cover over-allotments, at such initial public price per share, less underwriting discounts as is provided in the Underwriting Agreement.


Item 7   Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit Number            Description of Document

                           1                Underwriting Agreement






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RAIT INVESTMENT TRUST

                                            By:    /s/  Ellen J. DiStefano
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                                                  Ellen J. DiStefano
                                                  Chief Financial Officer